Tax Status	12 Months Ended
Dec. 31, 2025
Trustmark 401(k) Plan [Member]
Tax Status [Abstract]
Tax Status
Note 4. Tax Status

The IRS has determined and informed the Company by a letter dated December 12, 2016, that the Plan and related trust are designed in accordance with applicable sections of the IRC. The Plan has been amended since receiving the determination letter. However, the Plan administrator believes that the Plan is designed and is currently being operated in compliance with the applicable requirements of the IRC.

GAAP requires plan management to evaluate tax positions taken by the Plan and recognize a tax liability if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The Plan is subject to routine audits by tax jurisdictions; however, there are currently no audits for any tax periods in progress.